Exhibit 10.10

STOCK OPTION AGREEMENT

This Stock Option Agreement, made effective as of [     ], is by and between PureDepth, Inc., a Delaware corporation (the “Company”), and ______, (the “Optionee”).

RECITALS

A. PureDepth, Inc. maintains a 2006 Stock Incentive Plan, (“New Plan”) which may be amended from time to time.

B. The Company wishes to grant Optionee options to purchase shares of the Company’s common stock under the Plan.

AGREEMENT

Now, Therefore, the parties hereto agree as follows:

1. Terms of Option. Subject to the terms and conditions of the New Plan, this Agreement sets forth the terms and conditions of Optionee’s right and option, hereinafter called the “Option,” to purchase all or any part of an aggregate of [    ] shares (the “Shares”) of the Company’s common stock (the “Common Stock”).

2. Purchase Price. The purchase price for the Shares covered by the Option shall be $[    ] per Share, the fair market value of the Common Stock, as determined by the board of directors of the Company in its sole discretion, on the date of issuance.

3. Exercise and Vesting of Option. The Option will vest over three years and be fully vested on [    ]. 1/6 of this grant will vest on [    ], and an additional 1/12 each three months thereafter. The Company’s board of directors may restrict the rights of or the applicability of this Section 3 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. This Option shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorgan-izations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

4. Term of Option. Except as otherwise provided in this Agreement and subject to the terms of the New Plan, the Option shall be exercisable ten years from the date of grant or the termination of the New Plan, whichever shall first occur; provided, however, that in the event that Optionee ceases to serve as an employee of the Company, Optionee or his legal representative shall have until the earlier of (i) [    ] from the date of such termination and (ii) such earlier date as may be required under the Plan to exercise all or any part of the Option that is vested pursuant to Section 3 of this Agreement. Upon the expiration of such period, or, if earlier, upon the expiration date of the Option as set forth above, the Option shall terminate and become null and void.

5. Method of Exercising Option. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company. Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option and shall be accompanied by payment of the full purchase price of such Shares payable in one of the following manners: (a) in United States dollars paid in cash or by check or bank draft; (b) at the discretion of the Committee (as defined in the New Plan), by delivery of shares of Common Stock in payment of all or any part of the exercise price, which shares shall be valued for this purpose at the Fair Market Value (as defined in the New Plan) on the date such option is exercised; or (c) at the discretion of the Committee, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the Option, in payment of all or any part of the exercise price and/or any related withholding tax obligations, shares of Common Stock, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. The shares of Common Stock delivered by the participant pursuant to Section 5(b) must have been held by the participant for a period of not less than six months prior to the exercise of the option, unless otherwise determined by the Committee. Any such notice shall be deemed given when received by the Company at its principal place of business. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

6. Rights of Option Holder. Optionee, as holder of the Option, shall not have any of the rights of a shareholder with respect to the Shares covered by the Option unless and until such time, and to the extent, Optionee validly exercises all or any part of the Option.

7. Non-Transferability. The Option shall not be transferable and the Company shall not be required to recognize any attempted assignment of such rights by any participant except: (i) in the event of the Optionee's death, by will or the laws of descent and distribution to the limited extent provided in the New Plan; (ii) pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended; or (iii) pursuant to Title I of the Employee Retirement Income Security Act, or the rules thereunder (if applicable). Notwithstanding the preceding sentence, the Option may be transferred by the holder thereof to family members, trusts or charities. During the Optionee's lifetime, the Option may be exercised only by him, by his guardian or legal representative or by the transferees permitted by the preceding sentence. Except as set forth above, the Option may not be assigned, transferred, pledged, or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option shall be null and void and without effect.

8. Securities Law Matters. Optionee acknowledges that the Shares to be received by him upon exercise of the Option may have not been registered under the Securities Act of 1933 or the Blue Sky laws of any state (collectively, the “Securities Acts”). If such Shares have not been so registered, Optionee acknowledges and understands that the Company is under no obligation to register under the Securities Acts, except as otherwise explicitly agreed by the Company, the Shares received by him or to assist him in complying with any exemption from such registration if he should at a later date wish to dispose of the Shares. Optionee acknowledges that if not then registered under the Securities Acts, the Shares shall bear a legend restricting the transferability thereof, such legend to be substantially in the following form:

“The shares represented by this certificate have not been registered or qualified under federal or state securities laws. The shares may not be offered for sale, sold, pledged or otherwise disposed of unless so registered or qualified, unless an exemption exists or unless such disposition is not subject to the federal or state securities laws, and the Company may require that the availability of any exemption or the inapplicability of such securities laws be established by an opinion of counsel, which opinion of counsel shall be reasonably satisfactory to the Company.”

9. Optionee Representations. Optionee hereby represents and warrants that Optionee has reviewed with his own tax advisors the federal, state, and local tax consequences of the transactions contemplated by this Agreement. Optionee is relying solely on such advisors and not on any statements or representation of the Company or any of its agents. Optionee understands that he will be solely responsible for any tax liability that may result to him as a result of the transactions contemplated by this Agreement. The Option, if exercised, will be exercised for investment and not with a view to the sale or distribution of the Shares to be received upon exercise thereof.

The undersigned has obtained and reviewed the Company’s filings with the Securities and Exchange Commission and has been given access to full and complete information regarding the Company and has utilized such access to the undersigned’s satisfaction for the purpose of obtaining information on the Company.. Particularly, the undersigned has been given reasonable opportunity to meet with and/or contact Company representatives for the purpose of asking questions of, and receiving answers from, such representatives concerning the terms and conditions of the offering and to obtain any additional information, to the extent reasonably available.

The undersigned has, either alone or with the assistance of a professional advisor, sufficient knowledge and experience in financial and business matters that the undersigned believes himself/herself (or itself) capable of evaluating the merits and risks of the grant of options and the suitability of receiving this grant of options in light of the undersigned’s financial condition and investment needs, and legal, tax and accounting matters.

The undersigned recognizes that an option on Shares in the Company involves a high degree of risk, including but not limited to the risk of losing becoming valueless.

The undersigned is aware that no federal or state agency, including the Securities and Exchange Commission or the securities commission or authority of any state, has approved or disapproved the option on Shares or made any finding or determination as to the fairness or fitness of the option on Shares for public sale.

The undersigned is a bona fide resident of California.

10. No Continued Employment, Engagement or Right to Corporate Assets. No participant under the New Plan shall have any right, because of his or her participation, to continue in the employ of, or as a consultant to, the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the New Plan shall be construed as giving an employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

11. Breach of Confidentiality, Assignment of Inventions, or Non-Compete Agreements. Notwithstanding anything in the New Plan to the contrary, in the event that a participant materially breaches the terms of any confidentiality, assignment-of-inventions, or noncompete agreement entered into with the Company or any parent or subsidiary of the Company, whether such breach occurs before or after termination of such participant’s employment or other service with the Company or any subsidiary, the Committee in its sole discretion may immediately terminate all rights of the participant under the New Plan and any agreements evidencing an Incentive then held by the participant without notice of any kind.

12. Incorporation by Reference. The terms and conditions of the New Plan, a copy of which has been delivered to Optionee, are hereby incorporated herein and made a part hereof by reference as if set forth in full. In the event of any conflict or inconsistency between the provisions of this Agreement and those of the New Plan, the provisions of the New Plan shall govern and control.

13. General.

A. The Company shall at all times during the term of the Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Option Agreement.

B. Nothing herein expressed or implied is intended or shall be construed as conferring upon or giving to any person, firm, or corporation other than the parties hereto, any rights or benefits under or by reason of this Agreement.

C. Each party hereto agrees to execute such further documents as may be necessary or desirable to effect the purposes of this Agreement.

D. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

E. This Agreement, in its interpretation and effect, shall be governed by the laws of the State of Delaware applicable to contracts executed and to be performed therein.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

PureDepth, Inc.:

By ______________________________________
Its ___________________________________

____________________________________
OPTIONEE

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